Exhibit 10.2

THE WARRANT EVIDENCED HEREBY AND THE SECURITIES ISSUABLE HEREUNDER, ARE BEING OFFERED TO INVESTORS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT")) AND WITHOUT REGISTRATION WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT IN RELIANCE UPON REGULATION S PROMULGATED UNDER THE SECURITIES ACT. TRANSFER OF THIS WARRANT TO, AND THE EXERCISE OF THIS WARRANT BY OR ON BEHALF OF, A U.S. PERSON, IS PROHBITED, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.



                                K-9 Concepts, Inc.

                     FORM OF COMMON STOCK PURCHASE WARRANT

                                  Warrant No: ______

                  Original Issue Date:  _______________, 2007

                  Void After:  11:59 P.M., _____________, 2009

                           This Warrant is Issued to:

                         _____________________________

(hereinafter called the "Holder," which term shall include the Holder's legal representatives, heirs, successors and assigns) by K-9 Concepts, Inc., a Nevada corporation (hereinafter referred to as the "Company"). This Warrant may be transferred by the Holder only in accordance with the provisions of Section 11.

     1. Exercise of Warrant. For value received and subject to the terms and conditions hereinafter set forth, the Holder is entitled, upon surrender of this Warrant at any time on or after ________, 2007 and on or prior to __________, 2009 (the "Exercise Date") (with the exercise notice form annexed hereto (the "Exercise Notice") duly executed) at the office of the Company at 3723 E. Maffeo Road, Phoenix, Arizona, USA 89050, or such other office in the United States of which the Company shall notify the Holder hereof in writing,to purchase from the Company, at the purchase price hereinafter specified (as adjusted from time to time,the "Exercise Price"), __________ shares (the "Warrant Shares") (as adjusted from time to time) of the Common Stock, $0.001 par value per share, of the Company (the "Common Stock"). The initial Exercise Price shall be $0.60 per share.

     2. Issuance of Stock Certificates. As promptly as practicable after surrender of this Warrant and receipt of payment of the Exercise Price, the Company shall issue and deliver to the Holder a certificate or certificates for the shares purchased hereunder, in certificates of such denominations and in such names as the Holder may specify.

     3. Payment of Exercise Price. Payment of the Exercise Price shall be made by check made payable to the order of the Company or wire transfer of immediately available funds to a bank account designated by the Company.







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
     4. Limitation on Exercise. Notwithstanding anything to the contrary contained herein, the number of Warrant Shares that may be acquired by the Holder upon any exercise of this Warrant (or otherwise in respect hereof) shall be limited to the extent necessary to insure that, following such exercise (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its affiliates and any other persons whose beneficial ownership of Common Stock would be aggregated with the Holder's for purposes of
Section 13(d) of the Exchange Act,does not exceed 9.999% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d)of the Exchange Act and the rules and regulations promulgated thereunder.

     5. Adjustment for Dividends, Distributions, Subdivisions, Combinations, Mergers, Consolidations or Sale of Assets.

     5.1   Manner of Adjustment.

                 (a) Stock Dividends, Distributions or Subdivisions. In the event the Company shall issue shares of Common Stock in a stock dividend, stock distribution or subdivision, the Exercise Price in effect immediately before such stock dividend, stock distribution or subdivision shall, concurrently with the effectiveness of such stock dividend, stock distribution or subdivision, be proportionately decreased and the number of shares of Common Stock purchasable by exercise of this Warrant shall be proportionately increased.

                 (b)    Combinations  or  Consolidations.   In  the  event  the
outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Exercise Price in effect immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased and the number of shares of Common Stock purchasable by exercise of this Warrant shall be proportionately decreased.

                 (c) Adjustment for Reclassification, Exchange or Substitution. In the event that the class of securities issuable upon the exercise of this Warrant shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than any event addressed by Sections 5.1(a),5.1(b) or 5.1(d)), then and in each such event the Holder shall have the right thereafter to exercise this Warrant for the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification, or other change, by holders of the number of shares of the class of securities into which such Warrant might have been exercisable for immediately prior to such reorganization, reclassification, or change, all subject to further adjustment as provided herein.

                 (d) Adjustment for Merger, Consolidation or Sale of Assets. In the event that the Company shall merge or consolidate with or into another entity or sell all or substantially all of its assets, this Warrant shall thereafter be exercisable for the kind and amount of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Company deliverable upon exercise of this Warrant would have been entitled upon such consolidation, merger or sale; and, in such case, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions set forth in this
Section 5 with respect to the rights and interest thereafter of the Holder of this Warrant, to the end that the provisions set forth in this Section 5 shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the exercise of this Warrant.

           5.2 Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Exercise Price pursuant to this Section 5, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based.

           5.3 Closing of Books. The Company shall at no time close its transfer books against the transfer of any shares of Common Stock issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely and proper issuance of such shares.

     6. Covenants of the Company. During the period within which the rights represented by this Warrant may be exercised, the Company shall at all times have authorized and reserved for the purpose of issue upon exercise of the rights evidenced hereby, a sufficient number of shares of the class of securities issuable upon exercise of this Warrant to provide for the exercise of such rights. All securities which may be issued upon the exercise of the rights represented by this Warrant shall, upon issuance, be duly authorized, validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof. Upon surrender for exercise, this Warrant shall be canceled and shall not be reissued; provided, however, that upon the partial exercise hereof a substitute Warrant of like tenor and date representing the rights to subscribe for and purchase any such unexercised portion hereof shall be issued.

     7. No Rights as Shareholder Until Exercise. This Warrant shall not entitle the Holder to any voting rights or any other rights as a stockholder of the Company but upon presentation of this Warrant with the Exercise Notice duly executed and the tender of payment of the Exercise Price at the office of the Company pursuant to the provisions of this Warrant, the Holder shall forthwith be deemed a stockholder of the Company in respect of the securities for which the Holder has so subscribed and paid.

     8. No Change Necessary. The form of this Warrant need not be changed because of any adjustment in the Exercise Price or in the number of shares issuable upon its exercise. A Warrant issued after any adjustment or any partial exercise or upon replacement may continue to express the same Exercise Price and the same number of shares (appropriately reduced in the case of partial exercise) as are stated on this Warrant as initially issued, and that Exercise Price and that number of shares shall be considered to have been so changed as of the close of business on the date of adjustment.

     9.    Addresses  for  Notices.   All notices, requests, consents and other
communications hereunder shall be in writing, either delivered in hand or mailed by registered or certified mail, return receipt requested, or sent by facsimile, and shall be deemed to have been duly made when delivered:

           If to the Holder, to the Holder's address as shown on the books of the Company; or

           If to the Company, to the address set forth on the first page of this Warrant.

     10. Substitution. In the case this Warrant shall be mutilated, lost, stolen or destroyed, the Company shall issue a new Warrant of like tenor and denomination and deliver the same (a) in exchange and substitution for and upon surrender and cancellation of any mutilated Warrant, or (b) in lieu of any Warrant lost, stolen or destroyed, upon receipt of evidence satisfactory to the Company of the loss, theft, or destruction of such Warrant (including, without limitation, a reasonably detailed affidavit with respect to the circumstances of any loss, theft or destruction), and of indemnity (or, in the case of the initial Holder or any other institutional holder, an indemnity agreement) satisfactory to the Company.

     11.   Restrictions on Transferability; Restrictive Legends.

     11.1 This Warrant and the Warrant Shares issuable hereunder shall not be sold, pledged, hypothecated, assigned, conveyed, transferred or otherwise
disposed   of,  except  in  accordance  with  the  provisions  of  Regulation
S promulgated under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to registration under the Securities Act and registered or qualified under applicable state securities laws relating to the offer
and  sale  of securities,   or   pursuant   to  available   exemption  from
the registration requirements of the Securities Act and the registration or qualifications requirements of all such state securities laws, and the Company shall have received an opinion of counsel (which may be an opinion that covers multiple or all subsequent sales) satisfactory to the Company that the proposed sale or other disposition of such securities may be effected without registration under the Securities Act, such counsel and such opinion to be reasonably satisfactory to the Company.

     11.2 Except as otherwise permitted by this Section 11, each certificate for Warrant Shares issued upon exercise of this Warrant shall be stamped or otherwise imprinted with a legend in substantially the following form:

            "THE SECURITIES ARE BEING OFFERED TO INVESTORS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT")) AND WITHOUT REGISTRATION WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT IN RELIANCE UPON REGULATION S PROMULGATED UNDER THE SECURITIES ACT. TRANSFER OF THESE SECURITIES IS PROHBITED, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT."

     11.3 The Company shall, at the request of any registered holder of Warrant Shares, exchange the certificate or certificates representing such securities for a certificate or certificates representing the same securities not bearing the restrictive legend required by Section 11.2, if the Warrant Shares may be sold or transferred pursuant to the provisions of Rule 144(k) under the Securities Act, and, in the reasonable opinion of counsel to the Company, such restrictive legend is no longer necessary.

     12. Taxes. The Company makes no representation about tax treatment to the Holder with respect to receipt or exercise of the Warrant or acquiring, holding or disposing of the Common Stock, and the Holder represents that the Holder has had the opportunity to discuss such treatment with the Holder's tax advisers.

     13.   Remedies.   Each  party  stipulates  that the remedies at law in the
event of any default or threatened default by the other party in the performance or compliance with any of the terms of this Warrant are and shall not be adequate, and that such terms may be specifically enforced by a decree for that specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

     14.   Governing  Law.   This  Warrant  shall be construed and enforced  in
accordance with, and governed by, the laws of the State of Nevada without regard to its principles of conflicts of laws.

     15. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the Holder and the Company.



                    [Remainder of page intentionally left blank.]

                                   * * *

       IN WITNESS WHEREOF, the parties have caused this Warrant to be executed this ___ day of _____________, 2007.

                                          K-9 Concepts, Inc.


                                      By:

                                          Albert Au
                                          President and Chief Executive Officer

                                EXERCISE NOTICE

                                K-9 Concepts, Inc.

                              Warrant No. ______

                   Original Issue Date:  ______________, 2007



Ladies and Gentlemen:

(1) The undersigned hereby elects to exercise the above-referenced Warrant with respect to ____________ shares of Common Stock. Capitalized terms used herein and not otherwise defined herein have the respective meanings set forth in the Warrant.

(2) The holder shall pay the sum of $____________ to the Company in accordance with the terms of the Warrant.

(4) Pursuant to this Exercise Notice, the Company shall deliver to the Holder the number of Warrant Shares determined in accordance with the terms of the Warrant.

(5) By its delivery of this Exercise Notice, the undersigned represents and warrants to the Company that in giving effect to the exercise evidenced hereby the Holder will not beneficially own in excess of the number of shares of Common Stock (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934) permitted to be owned under Section 4 of this Warrant to which this notice relates.

(6) By its delivery of this Exercise Notice, the undersigned represents and warrants to the Company that (check one):

      ____ It is not a U.S. Person and the Warrant is not being exercised on behalf of a U.S. person; or

      ____ It is providing a written opinion of counsel to the effect that the Warrant and the Warrant Shares to be issuable upon exercise thereof pursuant to this Exercise Notice have been registered under the Securities Act or are exempt from registration thereunder;


                                        HOLDER:


                                        (Print name)

                                        By:

                                        Title:





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